UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 5, 2020

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 O’Brien Drive

Menlo Park, California 94025

(Address of principal executive offices) (Zip Code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Pacific Biosciences of California, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on August 4, 2020. The matters voted upon at the Annual Meeting and the voting results for each proposal are set forth below.

Proposal 1: Election of three Class III Directors

Name of Director	For	Against	Abstain	Broker Non-Votes
Christian O. Henry	100,103,537	3,403,405	102,628	23,597,201
John F. Milligan, Ph.D.	99,984,854	3,404,369	220,347	23,597,201
Lucy Shapiro, Ph.D.	96,214,036	7,145,634	249,900	23,597,201

Each director nominee was duly elected to serve until the 2023 annual meeting of stockholders and until their successor is duly elected and qualified, subject to their earlier resignation or removal.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
126,685,850	438,738	82,183

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Proposal 3: Advisory Approval of the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
100,704,679	2,577,567	327,324	23,597,201

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Proposal 4: Approval of the Company’s 2020 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
91,806,327	11,558,892	244,351	23,597,201

The stockholders approved the Company’s 2020 Equity Incentive Plan.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

5

(d)	Exhibits.

Exhibit No.	Description

10.1	Pacific Biosciences of California, Inc. 2020 Equity Incentive Plan and related forms of agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/s/ Brett Atkins

Brett Atkins General Counsel and Corporate Secretary

Date: August 5, 2020